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                                                          Exhibit 10.19

                                  THE LANDLORD

                               Mr & Mrs J Minshaw

                                   THE TENANT

                                PaperExchange.com

                                  THE PROPERTY

                                      1, 54
                                 Montagu Square
                                     London
                                     W1H 1TG

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                                                                               1


                                TENANCY AGREEMENT

THIS TENANCY AGREEMENT is made on 2/1/00 between

1.        The LANDLORD is Mr & Mrs J Minshaw
          119 George Street
          London
          W1H 5TB

2.        The TENANT is PaperExchange.com
          545 Bolyston Street
          8th Floor
          Boston, MA 02116
          USA

PROPERTY: The flat forming part of and situated at and known as 1, 54, Montagu
          Square, London, W1H 1TG

          Together with (1) the use of the entrance hall and lift (if any) staircase outer door and vestibule of the Building in common with other tenants and occupiers thereof and (2) the fixtures and fittings and effects now in and upon the Property and more particularly specified in the inventory thereof signed by the parties.

TERM: A turn certain of 1 year less 1 day from noon on the 04 February 2000 and expiring at noon on the 03 February 2001.

RENT: (pound)485.0O (four hundred and eighty five pounds) per week, for the duration of the term certain subject to increase to be agreed on any renewal specified.

DEPOSIT: (pound)2,910.00 (two thousand, nine hundred and ten pounds) to be paid on the signing hereof. (See also clause 2, (29)).

PAYABLE: (pound)5,170.29 as per the initial invoice (being the first rental instalment together with the Deposit), to be paid by cleared funds on the signing hereof and thereafter (pound)2,101.67 (two thousand, one hundred and one pounds, and sixty seven pence) payable on the 3rd day of every month without any deductions whatsoever, on receipt of Invoice to Foxtons Client Account No: 51224026, Midland Bank Plc, Belgravia Branch, Sort Code: 40-01-13.


Signed: /s/ [ILLEGIBLE]
        ------------------------------------------------------------------------
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                                                                               2


1.      IT IS HEREBY AGREED THAT:

(1) The Landlord includes the persons for the time being entitled in reversion expectant on the determination of the Tenancy.

(2) The Tenant includes whenever there is more than one tenant all tenants and all covenants and obligations can be enforced against all of the tenants jointly and against each individually.

(3) References to the Property include references to any part or parts of the Property and to the fixtures and fittings and effects or any of them.

(4)     Agent means Foxtons Estate Agents.

(5) The Landlord shall let and the Tenant shall take the Property for the term and at the rent set out herein.

2.      TENANT'S OBLIGATIONS

        The Tenant will:

(1a)    Pay the rent at the time and in the manner specified.

(1b) Pay the Council Tax due in respect of individuals at the Property direct to the said local rating authority and keep the Landlord indemnified therefrom.

(1c) Transfer the council tax and water rates and gas electricity and telephone accounts into the name of the Tenant residing in the Property for the duration of the Tenancy.

(2a) Pay for all gas electric light power and water (whether metered or rated) and for the telephone at the Property as billed by the relevant authorities which shall be consumed or supplied to the Property during the Tenancy.

(2b) The Tenant will not apply to British Telecom on the termination of this agreement for the transfer of the telephone number to any other property or for the disconnection of the service.

(2c) Pay the rental service maintenance and all call out charges in respect of the burglar alarm if one is provided by the Landlord.

(3) Use the Property in a proper and tenant-like manner and in particular ensure that the property is in a tidy and presentable state during the last eight weeks of the agreement when the property is available to be viewed by prospective tenants or purchasers.

(4) Keep the interior of the Property and all fixtures and fittings therein in the condition and repair in which it is at the commencement of the Tenancy (fair wear and tear and damage by accidental fire and other insured risks only excepted) and immediately replace and pay for all broken glass.

(5) Preserve the furniture and effects from being destroyed or damaged and make good or repair or replace with articles of similar kind and of equal value such of the furniture and effects as shall be destroyed lost broken and damaged (fair wear and tear thereof and damage by accidental fire and insured risks only excepted)


Signed: /s/ [ILLEGIBLE]
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                                                                               3


(6)(a) Deliver up to the Landlord the Property and all new fixtures and additions thereto (except such as the Tenant shall be entitled by law to remove) and the furniture and effects specified in the Inventory or the articles substituted for the same at the expiration or sooner determination of the Tenancy in such good condition as at the commencement of the Tenancy (fair wear and tear excepted) and to be responsible for the costs of the Landlord or Agent incurred in relation to checking the said furniture end effects against those specified in the inventory at the end of the Tenancy.

(b) Attend the inventory check-out and if unable to do so shall accept the findings of the Inventory Clerk appointed by the Landlord or his Agent.

(7) Leave the furniture and effects at the expiration or sooner determination of the Tenancy in the rooms or places in which they were at the commencement of the Tenancy.

(8) Pay for the professional cleaning of the Property the washing (including ironing or pressing) of all linen and for the washing and cleaning (including ironing or pressing) of all counterpanes blankets carpets soft furnishings and curtains which shall have been soiled during the Tenancy.

(9) Permit the Landlord and the Superior Landlord or their respective agents with or without workmen and others at all reasonable times during the Tenancy with prior appointment except in the case of emergency to enter the Property for the purpose of repairing and painting the outside thereof or of carrying out and completing any structural or other necessary or proper repairs to the Building or of examining the state and condition of the Property.

(10) Permit the Landlord or the Agent so to enter for the further purpose of examining the state and condition of the interior or the Property and of the furniture and effects by prior appointment or with keys upon reasonable notice.

(11) Permit the Landlord or the Agent to give the Tenant notice in writing of all reasonable wants of repair cleansings amendments and restorations to the interior of the Property then found and of all destruction loss breakage or damage of or to the furniture and effects as the Tenant shall be bound to make good then found and by such notice to require or make good the same respectively within one month within which time the Tenant shall repair cleanse amend and restore or make good the same accordingly and if the tenant fails to carry out works within the said period of one month then the Landlord shall be entitled to carry out such works at the Tenants expense.

(12) During the last eight weeks of the Tenancy to permit any person accompanied by the Landlord or agent to enter and view with prospective Tenants or Purchasers the premises at reasonable hours upon the arrangement of a convenient appointment or on reasonable notice where access is gained either via the Tenant or by keys held by the Landlord's Agent.

(13) Not to remove the furniture and effects specified In the inventory or any part thereof or any substituted furniture and effects from the Property without the Landlord's consent in writing.


Signed: /s/ [ILLEGIBLE]
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(14)(a) Not to carry on or permit to be carried on upon the Property any profession trade or business whatsoever or let apartments or receive paying guests at the Property but use the same as a private residence only in accordance with Clause 2 (14)(b) below.

(b) Not to assign underlet charge or part with or share possession of the Property or any part thereof save to permit Colin Carroll and immediate family only to occupy the Property rent free as Licencee only so long as he/she is in the employ of the tenant or such other employee of the Tenant as the Landlord may approve in writing, such approval not to be unreasonably witheld and on such terms that no tenancy within the meaning of the Housing Act shall be created nor the relationship of Landlord or Tenant be created between the tenant and the Licencee.

(15) Not to do or suffer to be done in or on the Property any act or thing which may be a nuisance damage or annoyance to the Landlord or the Superior Landlord or the tenants or occupiers of the Building or to the occupier of the adjoining premises or which may vitiate any insurance of the Property or Building against fire and other insured risks or otherwise increase the ordinary premium thereon.

(16)(a) Not damage or injure the Property or make any alterations in or addition to it.

(b) Not to redecorate the Property or any part thereof without first obtaining the Landlord's written approval of the type colour and design of the decoration.

(17) Not hang or allow to be hung any clothes or other articles on the outside of the Property.

(18) To use all reasonable endeavours to keep clean open and in good working order and free from obstruction all baths sinks taps lavatory cisterns drains waste serving the Property and to indemnify the Landlord from and against all damage occasioned through any breach of this obligation or through leakage or overflow from any of the pipes drains taps baths sinks cisterns or lavatories provided that the Tenant shall not be liable for any damage occasioned other than by its own or it's guests or invitees negligence or default.

(19) Give to the Landlord or the Landlord's Agent immediate written notice of any damage or destruction or loss happening to the Property or the fixtures furniture and effects whether by fire or otherwise and to order the execution of any repairs the cost of which the Tenant is not prepared to discharge at the Tenant's own expense and should repairs become necessary for which the Tenant does not accept liability forthwith notify the Landlord or the Landlord's Agent thereof.

(20) To remove any goods belonging to the Tenant or its Licensees on the date of expiration or sooner determination of the Tenancy.

(21) Whenever the Property is left unattended fasten securely all dead locks or other locks and bolts fitted to doors and windows permitting access to the Property activate the burglar alarm (if any) and during the winter months and at any time as necessary take reasonable precautions to avoid damage by freezing.

(22)(a) Not to change the locks to the front door of the apartment without the written consent of the Landlord or his Agent and if the locks are changed with the Landlords consent to supply a further set of keys to the Landlord or his Agent.


Signed: /s/ [ILLEGIBLE]
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(b)     To return all keys at the termination of the Tenancy to the Landlord or his Agent.

(23) Have all chimneys and flues (if any) belonging to the Property thoroughly swept and cleansed as often as necessary.

(24) Clean all the windows and net curtains of the Property as often as is necessary and all other curtains every twelve months.

(25) Not deposit any store of coal elsewhere than in the cellar or other receptacle provided for the purpose nor keep any combustible or offensive goods provisions or materials on the Property.

(26) Not permit any waste spoil or destruction to the Property or the Building.

(27a) Not pull down alter add or in any way interfere with the construction or arrangement of the Property.

(27b) Not to hang affix stick any objects to any walls of the Premises except by using recognised commercially produced picture hooks properly affixed otherwise the walls damaged as a result are to be redecorated at the Tenant's expense provided always the Tenant be responsible for all damage howsoever caused.

(28) Within seven days after receipt of any notice given or order made by any competent authority in respect of the Property give full particulars thereof to the Landlord and to take all reasonable steps to comply with the same if the same is the responsibility of the Tenant and join with the Landlord and at the Landlord's expense in taking such other reasonable steps to comply with the same and join with the Landlord at the Landlord's expense in taking such other reasonable action in relation hereto as the Landlord may decide.

(29) To pay on the signing hereof a deposit of (pound)2,910.00 (two thousand, nine hundred and ten pounds) to be held by Foxtons Property Management, 92 Park Lane, London, W1Y 4EJ as agents for the Landlord for the duration of the Tenancy as security for the due payment by the Tenant of the rent and all other charges payable by the Tenant hereunder in respect of damage to the said premises fixtures fittings and furniture and for any damage or loss which might be claimed by the Landlord by reason of any breach or non performance by the Tenant of any of the conditions and agreements contained herein and to be observed or performed by the Tenant such deposit or balance thereof to be returned to the Tenant within 28 days after the termination of the Tenancy subject to any deductions in respect of the foregoing and in the event that such deductions exceed the deposit held the Tenant shall pay the excess sum due within 14 days of such demand being made.

(30) If the Tenant shall determine the Tenancy hereby created other than in accordance with the terms of this agreement the Tenant shall on demand pay to the Landlord a proportion of the legal costs and/or letting agents fees incurred by the Landlord in connection with the creation of the letting, such proportion to be a calculation based on the ratio that the unexpired term of the Tenancy bears to the length of the period from the commencement of the term to the date at which the notice of determination takes effect.


Signed: /s/ [ILLEGIBLE]
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(31)    Not to play or permit to be played so as to be audible outside the
        Property any musical instrument or equipment after eleven o'clock p.m. or before ten o'clock a.m. or at any time to cause annoyance or nuisance to neighbours or other occupants of the building of which the Property forms part.

(32) Not to keep or permit to be kept any animal bird or reptile on the said premises.

(33) To ensure at all times during the Tenancy hereby created that there is a current valid television licence in force in respect of any television set in the Property whether belonging to the Landlord or Tenant.

(34) The Tenant hereby covenants to pay interest to be calculated on a day to day basis at the rate of 4% above the Base Rate of Midland Bank Plc from time to time upon all rent and other payments due to the Landlord pursuant to the terms hereof and unpaid for a period of seven days.

(35) The Tenant hereby agrees to perform and observe all regulations made by the Superior Landlords from time to time relating to the Building as set out in the Head Lease and to keep the Landlord fully and effectually indemnified against any breach or non-performance thereof.

(36)(a) Pay all reasonable costs charges and expenses (including solicitors costs and surveyors fees) incurred by the Landlord in respect of and incidental to or in contemplation of the preparation and service of a Notice under section 146 of The Law of Property Act 1925 and whether or not such notice is actually served and notwithstanding that forfeiture is avoided other than by relief granted by the Court.

(37) Pay all reasonable costs charges and expenses incurred by the Landlord's Agent in respect of the recovery of rental and other payments due under this Agreement.

(38) If the Property is unoccupied for longer than 21 days to notify the Landlord in writing prior to departure.

(39) To keep the garden at the premises (if any) in good order and to keep the grass cut and borders free from weeds and litter and not to damage or remove any plants or shrubs and to ensure the regular watering of all plants and shrubs.

3.      PROVISO FOR RE-ENTRY

        Provided as follows:

(1) If the rent or any instalment or part thereof shall be in arrears or unpaid at least fourteen working days after the same shall have become due (whether legally demanded or not) or

(2)     In the event of the breach of any agreement on the part of the Tenant or

(3) If the Property shall (without notice having been given to the Landlord or the Landlord's Agent) be left vacant or unoccupied for 28 days or


Signed: /s/ [ILLEGIBLE]
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(4)     If the Tenant being an individual shall become bankrupt or enter in any composition with his creditors or being a company should either enter into liquidation whether compulsory or voluntary or shall have a receiver appointed of its undertakings or assets or in any case shall suffer any execution to be levied on the Tenants goods,

        The Landlord may re-enter the Property and immediately thereupon the Tenancy shall absolutely determine without prejudice to the other remedies of the Landlord.

4.      LANDLORD'S OBLIGATIONS:

        The Landlord agrees with the Tenant as follows:

(1) To pay and keep the Tenant indemnified against payment of all assessments impositions and outgoings payable in respect of the Property excluding any Council Tax which may become payable and any charges for the supply of gas or electric current or the use of the telephone (if any) to or on the Property or the telephone rental charge maintenance and call out charges in respect of the burglar alarm during the Tenancy which shall be paid by the Tenant as hereinbefore provided and to be responsible for the costs incurred in relation to checking the furniture and effects in the Property at the commencement of the Tenancy against the furniture and effects specified in the inventory.

(2) That the Tenant paying the rent may quietly possess and enjoy the Property during the Tenancy without any unlawful interruption from the Landlord or any person claiming under or in trust for the Landlord.

(3) To return to the Tenant any rent payable for any period while the Property is rendered uninhabitable or inaccessible by reason of fire tempest flood or other inevitable accident or other insured risk the amount in case of dispute to be settled by arbitration but provided always that insurance cover in respect of such events has not been vitiated by the Tenant.

(4) To keep all mechanical and electrical equipment in the property in good repair and working order and that the Landlord will at his own expense maintain the same in such condition during the term of the Tenancy (except in the case of misuse by the Tenant his guests or invitees).

(5) To insure and keep insured during the period of the Tenancy the Property and fixtures furniture and effects as itemised in the inventory with a reputable Insurance Company against loss or damage by fire theft flood and vandalism and other risks usually covered by a comprehensive policy and the Tenant shall be responsible for insuring only those items which he/she personally introduces into the Property during the period of the Tenancy.

(6) Unless prevented by any cause not under the control of the Landlord to keep the entrance hall staircase vestibule and lift (if any) clean and properly lit.

5.      THE LANDLORD WARRANTS:

(1) That he is sole owner of the leasehold interest in the Property and that all consents necessary to enable him to enter into this agreement (whether from Superior Lessors or Mortgagees or others) have been obtained.


Signed: /s/ [ILLEGIBLE]
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(2)     That all gas appliances in the Property comply with The Gas Safety
        (Installation and Use) Regulations 1994 and that all furniture in the Property complies with the Fire and Furnishings (Fire) (Safety) Regulations 1993 and the electrical appliances with the Electrical Equipment (Safety) Regulations 1994 (if applicable).

6.      GENERAL

(1)     The Tenancy Agreement shall take effect subject to the provisions of
        Section 11 of the Landlord and Tenant Act 1985 and as further amended by S116 Housing Act 1988.

(2)(a) Any Notice required to be served upon the Tenant shall be sufficiently served if it is left at the Property referred to in this agreement.

(b) The Landlords address for service for the purpose of S48 Landlord and Tenant Act 1987 is Mr & Mrs J Minshaw 119 George Street London W1H 5TB

(3) Any dispute controversy or claim relating to or arising out of this Agreement which can not be amicably settled shall at the request of either party be referred to arbitration by a single Arbitrator agreed between the parties. if the parties cannot agree on the appointment of an Arbitrator within 21 days after any such request is made the Arbitrator shall be appointed by the President of the Chartered Institute of Arbitrators on the application of either party hereto in writing. The arbitration shall be held in London. The Arbitrator shall have full power to settle all questions of procedure about which the parties may be in disagreement. Any award given by the Arbitrator shall be final and binding on the parties and shall be in lieu of any other remedy.

(4) It is hereby agreed and understood between the parties that the Tenant shall have the right to terminate the tenancy by giving not less than 60 days advance written notice at any time, such notice, to be delivered to the Landlord's agents Foxtons 92 Park Lane London W1Y 4EJ, by hand, fax or registered mail and only expiring after the first six months of the tenancy and upon the expiration of such notice the tenancy shall be hereupon determined.


Signed: /s/ [ILLEGIBLE]
        ------------------------------------------------------------------------

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As witness the hands of the said parties the day and year first written above

SIGNED BY PaperExchange.com


/s/ [ILLEGIBLE]

WITNESS:

/s/ [ILLEGIBLE]

Name:

Address:


Occupation: